Business Combinations	9 Months Ended
Sep. 30, 2021
Business Combination and Asset Acquisition [Abstract]
Business Combinations
3. Business Combinations
On October 31, 2018, the Company acquired all of the outstanding shares of DogBuddy in exchange for the issuance of 1.4 million shares of the Company’s common stock, 1.9 million shares of the Company’s Series G redeemable convertible preferred stock, which includes a holdback of 539,000 shares of Series G preferred stock, and cash payment of $19.4 million to the stockholders of DogBuddy. The aggregate estimated value of the consideration described above, on the date of the acquisition was $37.6 million. The estimated fair value of the Series G preferred stock issued for the DogBuddy acquisition was $10.0 million. The Company, as acquirer, retained a holdback of Series G preferred stock for up to a one-year period as partial security against certain indemnity obligations. The holdback has an estimated fair value of $3.9 million based on the recent transaction price of the Company’s Series G redeemable convertible preferred stock and was recorded to accrued expenses and other current liabilities in the consolidated balance sheets. In connection with the acquisition of DogBuddy, the Company also assumed outstanding options to purchase shares of DogBuddy’s capital stock, which were converted into options to purchase an additional 67,000 shares of the Company’s common stock.
In May 2017, the Company issued a note with a principal amount of $3.0 million to DogBuddy. Interest accrued on such note at a rate of 4% per year, with accrued interest payable upon maturity. In connection with the Company’s acquisition of DogBuddy on October 31, 2018, the principal amount and accrued interest was repaid in full.
In November 2019, the Company released and issued 0.5 million shares of Series G preferred stock to former stockholders of DogBuddy related to the holdback. The acquisition date estimated fair value of the holdback shares issued during 2019 was $3.6 million. At December 31, 2019, the remaining holdback liability of $0.3 million was recorded in accrued expenses and other current liabilities in the consolidated balance sheets. In February 2020, final settlement of the holdback was completed through the issuance of approximately 9,000 shares of Series G preferred stock. The remaining approximately 30,000 shares were never issued and retained by the Company to cover additional expenses.
The table below presents components of the purchase consideration, and the tangible and intangible assets acquired, and liabilities assumed, at fair value, in connection with the acquisition (in thousands):

Assets
Current assets
Cash and cash equivalents	$5,219
Accounts receivable	7
Prepaid expenses and other current assets	163
Total current assets	5,389
Property and equipment	67
Intangible assets	10,850
Goodwill	23,728
Other noncurrent assets	57
Total assets	40,091
Liabilities
Current liabilities
Accounts payable	28
Accrued expenses and other current liabilities	74
Deferred revenue	109
Pet parent deposits	681
Total current liabilities	892
Deferred tax liability	1,551
Total liabilities	2,443
Total consideration	$37,648
The table below summarizes the estimated useful lives of the acquired intangible assets and the methodologies employed in determining their related estimated fair values (in thousands):

	Fair Value	Estimated Useful Life (years)
Pet parent relationships	$6,600	8
Pet service provider relationships	2,000	3
Technologies	2,200	2
Non-competition agreements	50	1
Total intangible assets	$10,850
Goodwill recorded in connection with the acquisition is primarily attributed to the increased geographic coverage throughout Europe and synergies gained, such as advertising purchasing power and integrated pet service provider networks. None of the resulting goodwill is deductible for tax purposes.
The Company incurred $1.0 million in acquisition-related costs in the year ended December 31, 2018, which were included in general and administrative expenses in the consolidated statements of operations.
An intangible asset comprised of $2.2 million of technologies represents a defensive asset as it will not be used substantially beyond the post-acquisition transition period of seven months from the date of acquisition.
The Company recognized revenue of $0.3 million and net loss of $1.0 million from DogBuddy from the acquisition date to December 31, 2018 in the consolidated statements of operations for the year ended December 31, 2018.
During the year ended December 31, 2019, a measurement period adjustment was made to reduce goodwill from the DogBuddy acquisition by $1.7 million primarily due to an adjustment to the deferred tax asset for pre-acquisition losses that were originally estimated to be unrealizable (see Note 8—Goodwill and Intangible Assets). There was no impact to the consolidated statements of operation for this adjustment.
Unaudited Pro Forma Information
The following table summarizes certain supplemental pro forma financial information for the year ended December 31, 2018 as if the acquisition of DogBuddy had occurred as of January 1, 2018 (in thousands):

	Year Ended December 31, 2018
	As Reported	Pro Forma
Revenue	$71,411	$73,261
Net loss	(64,677)	(69,962)
Net loss attributable to common stockholders	$(65,168)	$(70,453)
The unaudited pro forma information for the year ended December 31, 2018 reflects: (1) the elimination of $1.5 million of transaction costs related to the DogBuddy acquisition recorded in 2018 and (2) the increase of $2.2 million in amortization expense based on the fair value adjustments to the intangible assets acquired from DogBuddy.
The unaudited pro forma results also include the accounting effects resulting from the acquisition of DogBuddy such as the reversal of costs related to special retention bonuses and other payments to employees and transaction costs directly related to the acquisition of DogBuddy. The unaudited pro forma financial information presented was prepared for comparative purposes only and does not purport to present what the actual results would have been had the acquisition of DogBuddy actually occurred on January 1, 2018, nor is the information intended to project results for any future period.